BLACKROCK FUNDS II

BlackRock U.S. Government Bond Portfolio

(the “Fund”)

Supplement dated June 1, 2012
to the Prospectus dated January 27, 2012

Effective June 1, 2012, the Fund’s Prospectus is amended in order to add voluntary caps on the total annual fund operating expenses for Investor A, Investor B and Investor C Shares of the Fund, as set forth below.

The section of the Prospectus entitled “Management of the Funds – BlackRock” is supplemented to include the following information:

With respect to the Fund, BlackRock has agreed to voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted the table below.

Voluntary Caps[1] on Total Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
U.S. Government Bond Portfolio
Investor A Shares	0.90%
Investor B Shares	1.76%
Investor C Shares	1.72%

[1]	Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice.

[2]	As a percentage of average daily net assets.

Shareholders should retain this Supplement for future reference.

Code: PR&SAI-USGB-0612SUP